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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                    AMENDMENT NO. 1 TO FORM 8-K ON FORM 8-K/A


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (Date of earliest event reported): February 7, 2001


                        COMMISSION FILE NUMBER 333-91845


                        CHARLES RIVER LABORATORIES, INC.
             (Exact Name of Registrant as specified in its Charter)


        DELAWARE                                        76-0509980
(State of Incorporation)                   (I.R.S. Employer Identification No.)


             251 BALLARDVALE STREET, WILMINGTON, MASSACHUSETTS 01887
               (Address of Principal Executive Offices) (Zip Code)


                                  978-658-6000
              (Registrant's Telephone Number, Including Area Code)


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         This Amendment No. 1 to Form 8-K on Form 8-K/A is being filed to change the item number of the Form 8-K under which this information is filed from Item
9 ("Regulation FD Disclosure") to Item 5 ("Other Events"). In addition, we are providing information herein regarding the Registrant's parent company's upcoming Annual Meeting of Stockholders.

                              ITEM 5. OTHER EVENTS

         On February 7, 2001, the Registrant issued a press release announcing the signing of a definitive agreement to acquire Primedica Corporation from Genzyme Transgenics Corporation for $52 million. The purchase price includes $26 million in cash, $16.5 million in restricted stock of the Registrant's parent company, Charles River Laboratories International, Inc., and $9.5 million in assumed debt. A copy of the press release is filed with this Form 8-K as Exhibit 99.1.

         In addition, the Registrant's parent company, Charles River Laboratories International, Inc. ("CRLI"), has scheduled its 2001 Annual Meeting of Stockholders for Tuesday, May 8, 2001, at 10:00 a.m. local time at the Lanam Club, 260 N. Main Street, Andover, MA. All holders of CRLI common stock of record on March 12, 2001 are entitled to notice of and to vote at the Annual Meeting.

         To be considered for inclusion in the proxy statement relating to the Annual Meeting of Stockholders, stockholder proposals must be received a reasonable time before the Registrant begins to print and mail its proxy statement (which is currently expected to begin on March 19, 2001). Pursuant to CRLI's bylaws, stockholders may give notice to CRLI of matters to be considered for presentation at the Annual Meeting, although not included in the proxy statement, by no later than March 22, 2001. Proposals received after that date will not be voted on at the Annual Meeting. If a proposal is received before that date, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with proxy rules of the Securities and Exchange Commission. All stockholder proposals should be marked for the attention of Dennis R. Shaughnessy, Esq., Charles River Laboratories, Inc., 251 Ballardvale Street, Wilmington, MA 01887.


EXHIBIT 99.1

Press Release dated February 7, 2001.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Amendment No. 1 to Form 8-K on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CHARLES RIVER LABORATORIES, INC.

Dated: March 12, 2001

                                      By: /s/ Dennis R. Shaughnessy
                                          --------------------------------------
                                      Dennis R. Shaughnessy, Sr. Vice President,
                                      Corporate Development, General Counsel and
                                      Secretary